Supplement to the
Fidelity® Series Emerging Markets Fund, Fidelity® Series Emerging Markets Opportunities Fund, Fidelity® Series International Growth Fund, Fidelity® Series International Small Cap Fund, and Fidelity® Series International Value Fund
December 30, 2025
Prospectus

Effective October 27, 2026, the following information supplements information for Fidelity® Series Emerging Markets Opportunities Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Chung will transition off of the fund effective on or about December 31, 2026.
Effective October 27, 2026, the following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Chung will transition off of Fidelity® Series Emerging Markets Opportunities Fund effective on or about December 31, 2026.
Effective March 6, 2026, Preeti Sayana no longer serves as Co-Portfolio Manager of Fidelity® Series International Small Cap Fund.
Effective March 6, 2026, the following information supplements information for Fidelity® Series International Small Cap Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Weiss will transition off of the fund effective on or about December 31, 2026. At that time, Mr. Drouot will assume sole portfolio manager responsibilities for the fund.
Effective March 6, 2026, the following information supplements the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Weiss will transition off of Fidelity® Series International Small Cap Fund effective on or about December 31, 2026. At that time, Mr. Drouot will assume sole portfolio manager responsibilities for the fund.
GSV-S-PSTK-1026-120 1.928460.120	October 27, 2026